UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2006

Farmer Bros. Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-1375	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20333 South Normandie Avenue, Torrance, California		90502
(Address of Principal Executive Offices)		(Zip Code)

(310) 787-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2006, the Compensation Committee of the Board of Directors of Farmer Bros. Co., a Delaware corporation (the “Company”), established target awards under the Farmer Bros. Co. 2005 Incentive Compensation Plan (the “Plan”) for the fiscal year ending June 30, 2007 (“fiscal 2007”).  The Compensation Committee designated Guenter W. Berger, Roger M. Laverty III, John E. Simmons and Michael J. King (collectively, the “Named Executive Officers”) as participants in the Plan for fiscal 2007.  For fiscal 2007, the Company has set the target awards of Messrs. Berger, Laverty, Simmons and King at $200,000, $200,000, $150,000 and $150,000, respectively.

For fiscal 2007, the Compensation Committee has established that the Company’s financial performance for purposes of the Plan will be based on the level of achievement of operating cash flow and net sales as determined from the Company’s audited financial statements.  “Operating cash flow” is defined as income from operations plus depreciation and ESOP compensation expense, excluding income from the sale of capital assets.  A percentage between 25% and 150% will be derived based on the combined level of achievement of these two criteria.  The matrix showing the levels of achievement and percentages has not been included in this description since such information relates to specific quantitative or qualitative performance related factors.  The Compensation Committee has also assigned individual goals for fiscal 2007 to each of the Named Executive Officers.  The individual goals have not been included in this description in order to maintain the confidentiality of the Company’s confidential commercial or business information.  The preliminary bonus awards for fiscal 2007 will be determined based on the level of achievement of the assigned individual goals within a range of 60% to 120%, multiplied by the financial performance percentage derived from the matrix, multiplied by the Named Executive Officer’s fiscal 2007 target award.

The form of 2007 Target Award Notification Letter under the Plan is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d)           Exhibits.

99.1                           Form of 2007 Target Award Notification Letter Under Farmer Bros. Co. 2005 Incentive Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 20, 2006

FARMER BROS. CO.

By:	/S/ JOHN E. SIMMONS
Name: John E. Simmons
Title: Treasurer, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Form of 2007 Target Award Notification Letter Under Farmer Bros. Co. 2005 IncentiveCompensation Plan